SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 13, 2007

LASALLE HOTEL PROPERTIES

(Exact name of registrant specified in its charter)

Maryland	1-14045	36-4219376
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Bethesda Metro Center

Suite 1200

Bethesda, Maryland 20814

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (301) 941-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 13, 2007, LaSalle Hotel Properties amended its amended and restated senior unsecured credit agreement by and among LaSalle Hotel Operating Partnership, L.P., Bank of Montreal, as Administrative Agent, Bank of America, N.A., as Syndication Agent, and other lenders named therein (the “Amendment”). Pursuant to the Amendment, the bank facility’s maturity date was extended to April 13, 2011 with a one-year extension option, the interest rate pricing grid was reduced to 70 to 150 basis points over LIBOR depending on the Company’s leverage ratio, the unused commitment fee was reduced to 12.5 basis points and certain other covenants were modified or deleted. The terms of the amended facility are substantially the same as the prior credit facility except as described above. Additionally, LaSalle Hotel Lessee (LHL), the Company’s taxable REIT subsidiary, amended its $25 million revolver on similar terms as the Amendment.

The foregoing description of the Amendment to the bank facility does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which has been filed as Exhibit 10.1 to this report and incorporated in this Item 1.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this report is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

LaSalle Hotel Properties (NYSE: LHO) announced that it had successfully amended its amended and restated $300 million senior unsecured bank facility. Additionally, LaSalle Hotel Lessee, Inc., the Company’s taxable REIT subsidiary, amended its amended and restated $25 million revolving credit facility. A copy of the press release is furnished as an exhibit to this report and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are included with this report.

Exhibit Number	Description
10.1	Second Amendment dated April 13, 2007 to the amended and restated senior unsecured credit agreement for LaSalle Hotel Operating Partnership, L.P.

99.1	Press release dated April 13, 2007 issued by LaSalle Hotel Properties

The information contained in the press release attached as Exhibit 99.1 to this report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information contained in the press release attached as Exhibit 99.1 to this report shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933.

2

Exhibit Index

Exhibit Number	Description
10.1	Second Amendment dated April 13, 2007 to the amended and restated senior unsecured credit agreement for LaSalle Hotel Operating Partnership, L.P.

99.1	Press release dated April 13, 2007 issued by LaSalle Hotel Properties

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LASALLE HOTEL PROPERTIES

	By:	/s/ Hans S. Weger
Hans S. Weger
Executive Vice President, Treasurer and
Chief Financial Officer

Dated: April 13, 2007

4